UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2018

PixarBio Corporation

(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8B Industrial Way Salem, NH 03079

(Address of principal executive offices)

(617) 803-8838

(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Item 5.02 Departure of Directors or Certain Officers

Pursuant to a Written Consent by the Board of Directors of PixarBio Corporation (the “Company”) dated February 5, 2018, on February 9, 2018 Katrin Holzhaus was notified of her removal for cause as the Chief Administration Officer and Corporate Secretary of the Company. Francis M. Reynolds, the Company’s co-founder, Chief Executive Officer, President, Chief Financial Officer, Chief Scientific Officer and Chairman of the Board of Directors was appointed as the Company’s Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation (the Company)
Dated February 15, 2018	By:	/s/ Francis M. Reynolds
Name: Francis M. Reynolds
Title: Chief Executive Officer